UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2010

BIO-BRIDGE SCIENCE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51497	20-1802936
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1801 South Meyers Road, Suite 220, Oakbrook Terrace, IL	60181
(Address of Principal Executive Offices)	(Zip Code)

630-613-9687
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (b) On November 11, 2010, Chuen Huei (Kevin) Lee resigned, effective the same day, as Chief Financial Officer of Bio-Bridge Science, Inc.  Mr. Lee will remain a consultant to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bio-Bridge Science, Inc.

Date: November 12, 2010	By:	/s/ Dr. Liang Qiao
Name: Dr. Liang Qiao